POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints C. TROY SHAVER, JR. and WILLIAM ALLIN, and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the Registration Statement of Dividend Growth Trust (the "Trust") on Form N-14 (File No. 333-134499); granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 27th day of June, 2006.


                           /s/EARL L. MASON
                           ------------------------------------
                           Earl L. Mason
                           Trustee

WITNESS:

/s/C. TROY SHAVER, JR.
--------------------------




                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints C. TROY SHAVER, JR. and WILLIAM ALLIN, and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the Registration Statement of Dividend Growth Trust (the "Trust") on Form N-14 (File No. 333-134499); granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 27th day of June, 2006.


                              /s/ROGER B. RAINVILLE
                           ------------------------------------
                           Roger B. Rainville
                           Trustee

WITNESS:

/s/C. TROY SHAVER, JR.
---------------------------------------




                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints C. TROY SHAVER, JR. and WILLIAM ALLIN, and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the Registration Statement of Dividend Growth Trust (the "Trust") on Form N-14 (File No. 333-134499); granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 27th day of June, 2006.


                               /s/W. THOMAS SMITH
                           ------------------------------------
                           W. Thomas Smith
                           Trustee

WITNESS:

/s/C. TROY SHAVER, JR.
---------------------------------------



                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints C. TROY SHAVER, JR. and WILLIAM ALLIN, and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the Registration Statement of Dividend Growth Trust (the "Trust") on Form N-14 (File No. 333-134499); granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 27th day of June, 2006.


                           /s/JERE E. ESTES
                           ------------------------------------
                           Jere E. Estes
                           Treasurer and Principal Accounting Officer

WITNESS:


/s/C. TROY SHAVER, JR.
---------------------------------------




                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints WILLIAM ALLIN, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the Registration Statement of Dividend Growth Trust (the "Trust") on Form N-14 (File No. 333-134499); granting to such attorney-in-fact and agent, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 27th day of June, 2006.

                           /s/C. TROY SHAVER, JR.
                           ------------------------------------
                           C. Troy Shaver, Jr.
                           President, Chairman, Chief Compliance Officer and Trustee

WITNESS:

/s/ERIKA L. THOME
---------------------------------------